                                                       Draft - February 23, 2000



                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                 February 9, 2000


                           DECISIONONE HOLDINGS CORP.
             (Exact name of registrant as specified in its charter)

            Delaware                          0-28090                              13-3435409
(State or other jurisdiction                (Commission                           (IRS Employer
        of incorporation)                   File Number)                        Identification No.)

                             DECISIONONE CORPORATION
             (Exact name of registrant as specified in its charter)

            Delaware                         333-28411                              23-2328680
(State or other jurisdiction                (Commission                           (IRS Employer
        of incorporation)                   File Number)                        Identification No.)

               50 East Swedesford Road, Frazer, Pennsylvania 19355 (Address of principal executive offices) (Zip Code)

        Registrants' telephone number, including area code (610) 296-2000

                                                       Draft - February 23, 2000



Item 3.           Bankruptcy

         (a) On February 14, 2000, DecisionOne Holdings Corp. ("Holdings") and DecisionOne Corporation ("DecisionOne" and together with Holdings, the "Company") each filed a voluntary petition for protection under Chapter 11 of Title 11 of the United States Code with the United States Bankruptcy Court for the District of Delaware (the "Court") (case nos. 00-931 (SLR) and 00-932 (SLR)). The Company's cases have been consolidated for the purpose of joint administration and have been assigned to Judge Sue L. Robinson.

                  On that same date, the Company filed a motion seeking approval of the Court to implement its Prepackaged Joint Consolidated Plan of Reorganization, dated February 14, 2000 (the "Plan").

                  At hearings held on February 14 and 15, 2000, the Court entered first day orders granting the Company authority to pay the claims of its employees, customers and trade creditors in the ordinary course of business. The Court also approved, on an interim basis, the Company's $35 million debtor-in-possession financing facility (the "DIP Financing"). The final hearing on the DIP Financing is scheduled for March 2, 2000.

Item 5.           Other Events

                  On February 14, 2000, Holdings issued a press release announcing the appointment of George De Sola as its new Chief Executive Officer, effective February 9, 2000. A copy of the press release is attached as an exhibit to this report.

Item 7.           Exhibits

         (c) Press release, dated February 14, 2000, announcing the appointment of Mr. De Sola and the filing of the Plan.

                                                       Draft - February 23, 2000



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                                            DecisionOne Holdings Corp.


Date     February 24, 2000                  /s/ Thomas J. Fogarty
                                            Thomas J. Fogarty
                                            Senior Vice President and
                                            Chief Financial Officer


                                            DecisionOne Corporation


Date     February 24, 2000                  /s/ Thomas J. Fogarty
                                            Thomas J. Fogarty
                                            Senior Vice President and
                                            Chief Financial Officer

                                                       Draft - February 23, 2000



                                  EXHIBIT INDEX


         Exhibit Number                              Description
         --------------                              -----------
              99.1 Press release, dated February 14, 2000 announcing the appointment of Mr. De Sola and the filing of the Plan.